UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2017

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6114 U.S. 301 South
Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

            On March 7, 2017, the Company filed with the North Carolina Department of the Secretary of State Articles of Amendment (the “Articles of Amendment”) to the Company’s Articles of Incorporation, as amended, to effect a one for five reverse stock split of the Company’s authorized, issued, and outstanding common stock, par value $1.00 per share (the “Reverse Stock Split”). The Articles of Amendment did not change the par value of the Company’s common stock. The Articles of Amendment provide that the Reverse Stock Split became effective at 5 P.M., Eastern Time, on March 8, 2017, at which time every five shares of the Company’s issued and outstanding common stock were automatically combined into one issued and outstanding share of the Company’s common stock. No fractional shares were issued in connection with the Reverse Stock Split, and any fractional shares resulting from the Reverse Stock Split were rounded up to the nearest whole share. In addition, the number of authorized shares of common stock were reduced from 80,000,000 to 16,000,000. Computershare Trust Company N.A., the Company’s transfer agent, will act as the exchange agent for the Reverse Stock Split and will send instructions to shareholders of record regarding the exchange of certificates for book-entry shares of common stock.

The Articles of Amendment were approved by, and proposed and recommended to the Company’s shareholders by, the Company’s Board of Directors on September 26, 2016 and approved by the shareholders of the Company at a special meeting of shareholders held on November 8, 2016.

The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, which are filed as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 8.01	Other Events.

On March 8, 2017, the Company issued a press release announcing the updated effective time of the Reverse Stock Split and the approval of a share repurchase program.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment of Articles of Incorporation of Four Oaks Fincorp, Inc., effective as of March 8, 2017
99.1	Press Release issued on March 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

	By:	/s/ Deanna W. Hart
Deanna W. Hart
Executive Vice President,
Chief Financial Officer

Date: March 8, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment of Articles of Incorporation of Four Oaks Fincorp, Inc., effective as of March 8, 2017
99.1	Press Release issued on March 8, 2017